North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

(the “Funds”)

Supplement dated February 5, 2015

to the Funds’ Prospectus and Statement of Additional Information (“SAI”)

dated March 31, 2014

The following supersedes any contrary information contained in each Fund’s current Prospectus and SAI.

At their January 20-21, 2015 meeting, the Audit Committee and the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), of which each Fund is a series, approved McGladrey LLP (“McGladrey”) as the Independent Registered Public Accountant for each Fund for the fiscal year ending November 30, 2015. The prior Independent Registered Public Accountant for the Funds, Tait, Weller & Baker LLP, will complete the audit for each Fund for the fiscal year ended November 30, 2014.

Accordingly, effective immediately, all references to Tait, Weller & Baker LLP in the Fund’s Prospectus and SAI, except those in the “Financial Highlights” section of the Prospectus, are hereby removed and replaced with McGladrey LLP, 555 17th Street, Suite 1000, Denver, CO 80202.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 31 2014, which provide information that you should know about each Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-580-0900.